                                                                   EXHIBIT 10(E)


                                AMENDMENT NO. 2
                                      TO
                        AMERICAN DENTAL PARTNERS, INC.
                  AMENDED AND RESTATED 1996 STOCK OPTION PLAN
                  -------------------------------------------

     The American Dental Partners, Inc. Amended and Restated 1996 Stock Option Plan, as previously amended (the "Plan"), is hereby amended pursuant to the following provisions:

     1.   Definitions
          -----------

     All capitalized terms used in this amendment which are not otherwise defined herein shall have the respective meanings given such terms in the Plan.

     2.   Manner of Exercise
          ------------------

     Section 8(b) of the Plan is hereby deleted from the Plan in its entirety and replaced with the following:

          (b) To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (a) above. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the option at such time, during ordinary business hours, not more than thirty (30) days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the option. Upon exercise of the option and payment as provided above, the optionee shall become a shareholder of the Company as to the shares acquired upon such exercise.

     3.   Change in Control
          -----------------

     Section 13 of the Plan is hereby deleted from the Plan in its entirety and replaced with the following:

     13.  Change in Control.
          -----------------

          (a)  Accelerated Vesting and Company Purchase Option. Notwithstanding
               -----------------------------------------------
     any provision of the Plan or any Agreement to the contrary (unless such Agreement contains a provision referring specifically to this Section 13 and stating that this Section 13 shall not be applicable to the option evidenced by such Agreement), if a Change in Control (as defined below) occurs, then:

          (i) Any and all options theretofore granted under the Plan and not fully vested shall thereupon become vested and exercisable in full and shall remain so exercisable in accordance with their terms; provided that no option which has previously been exercised or otherwise terminated shall become exercisable; and

          (ii) The Company may, at its option, terminate any or all unexercised options and portions thereof not more than 30 days after such Change in Control; provided that the Company shall, upon such termination and with respect to each option so terminated, pay to the optionee (or such optionee's transferee, if applicable) theretofore holding such option cash in an amount equal to the difference between the fair market value (as defined in Section 7, above) of the shares of Common Stock subject to the option at the time the Company exercises its option under this Section 13(a)(ii) and the exercise price of the option, less applicable withholding taxes; and provided further that if such fair market value is less than such exercise price, then the Board may, in its sole discretion, terminate such option without any payment.

     (b)  Definition of Change in Control. For purposes of the Plan, a "Change
          -------------------------------
in Control" shall mean the happening of any of the following:

          (i)  The direct or indirect acquisition by any "person" as defined in
     (S)3(a)(9) of the 1934 Act and as used in (S)(S)13(d) and 14(d) thereof, including a "group" within the meaning of (S)13(d) of the 1934 Act (hereinafter, simply a "Person"), of "beneficial ownership" (within the meaning of Rule 13d-3 under the 1934 Act) of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors of the Company (the "Company Voting Securities"); provided that: (A) for purposes of this subsection (i), the term "Person" shall not include the Company, any subsidiary of the Company, any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of such plan acting as trustee), any person who was a stockholder of the Company on the effective date of the Plan (an "Existing Stockholder"), and any affiliate of an Existing Stockholder; and (B) the provisions of this subsection (i) shall not apply to (1) any acquisition of securities from the Company or any of its subsidiaries, or (2) any acquisition of securities pursuant to a Business Combination (as defined below) which satisfies clauses (A), (B), and (C) of subsection (iii) of this Section 13(b);

          (ii) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least at least a majority of the Board; provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an

          Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this Section 13 (b)(ii); or

               (iii) Approval by the stockholders of the Company of a reorganization, merger, consolidation, or recapitalization of the Company, or a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of the assets of another corporation (any such transaction, a "Business Combination"), or the consummation of a Business Combination for which stockholder approval is not obtained, unless, in any such case, following such Business
          Combination: (A) all or substantially all of the individuals and entities who were the beneficial owners of the Company Voting Securities outstanding immediately prior to such Business Combination beneficially own, directly or indirectly, immediately following such Business Combination, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination in substantially the same proportions as their ownership of the Company Voting Securities immediately prior to such Business Combination, and (B) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were Incumbent Directors at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

               (iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

          4.   Effective Date; Construction
               ----------------------------

     The effective date of this amendment is November 6, 1998, and this amendment shall be deemed to be a part of the Plan as of such date and shall be applicable to all options granted under the Plan prior to that date, as well as options hereafter granted under the Plan. In the event of any inconsistencies between the provisions of the Plan and this amendment, the provisions of this amendment shall control. Except as modified by this amendment, the Plan shall continue in full force and effect without change.

                                                                   EXHIBIT 10(E)


                                AMENDMENT NO. 3
                                      TO
                        AMERICAN DENTAL PARTNERS, INC.
                  AMENDED AND RESTATED 1996 STOCK OPTION PLAN
                  -------------------------------------------

     The American Dental Partners, Inc. Amended and Restated 1996 Stock Option Plan, as previously amended by Amendment No. 1 dated February 27, 1998 ("Amendment No. 1") and Amendment No. 2 dated November 6, 1998 (collectively, the "Plan"), is hereby amended pursuant to the following provisions:

     1.  Definitions
         -----------

     All capitalized terms used in this amendment which are not otherwise defined herein shall have the respective meanings given such terms in the Plan.

     2.  Shares Subject To Plan
         ----------------------

     The total number of shares of Common Stock for which options may be granted under the Plan, as provided under Section 2(a) of the Plan, as previously adjusted pursuant to Section 12 of the Plan and increased by Amendment No. 1, is increased by 300,000 shares to a total of 1,273,246 shares of Common Stock.

     3.  Effective Date; Construction
         ----------------------------

     The effective date of this amendment is February 26, 1999, and this amendment shall be deemed to be a part of the Plan as of such date. In the event of any inconsistencies between the provisions of the Plan and this amendment, the provisions of this amendment shall control. Except as modified by this amendment, the Plan shall continue in full force and effect without change.

     This amendment shall be submitted to the stockholders of the Company for approval as soon as reasonably practicable, but in any event not later than 12 months after the date of this amendment. Notwithstanding the preceding paragraph or any other provisions of this amendment to the contrary, if this amendment is not approved by the stockholders of the Company within such 12-month period, this amendment and all options granted with respect to the additional shares of Common Stock subject to the Plan as a result of this amendment shall automatically become null and void and have no further force or effect.